June 3, 2019

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE MID CAP FUND

Supplement to the Summary Prospectus dated January 30, 2019

Notice of Reduction in Advisory Fee and Expense Limitations

The Board of Trustees of Touchstone Funds Group Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the advisory fee and expense limitations of the Touchstone Mid Cap Fund (the “Mid Cap Fund”).

Effective June 1, 2019, the Mid Cap Fund will pay its investment advisor, Touchstone Advisors, Inc., (the “Advisor”) an advisory fee at an annualized rate of 0.80% of average daily net assets of the Mid Cap Fund on first $1 billion, 0.70% of average daily net assets of the Mid Cap Fund on next $500 million and 0.60% of average daily net assets of the Mid Cap Fund on assets over $1.5 billion. The Mid Cap Fund’s advisory fee is accrued daily and paid monthly, based on the Mid Cap Fund’s average net assets during the current month. Additionally, effective June 1, 2019, the Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding expenses as discussed in the Fund’s Prospectus) in order to limit annual Fund operating expenses to 1.21%, 1.96%, 0.96%, 1.21% and 0.89% of average daily net assets for Class A, Class C, Class Y, Class Z and Institutional Class shares, respectively. This contractual expense limitation is effective through May 30, 2020. The Fund’s previous contractual expense limitations were 1.24%, 1.99%, 0.99%, 1.24% and 0.92% for Classes A, C, Y, Z and Institutional Class shares, respectively.

Accordingly, similar disclosure in the sections entitled “The Fund’s Fees and Expenses” and the expense “Example”, reflected the Mid Cap Fund’s summary prospectus are replaced with the following:

The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in such Touchstone funds. More information about these and other discounts is available from your financial professional, in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 98 and 102, respectively, and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

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	Class A	Class C	Class Y	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	0.25%	None
Other Expenses	0.32%	0.30%	0.27%	0.37%	0.19%
Total Annual Fund Operating Expenses	1.37%	2.10%	1.07%	1.42%	0.99%
Fee Waiver and/or Expense Reimbursement(1)	(0.16)%	(0.14)%	(0.11)%	(0.21)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.21%	1.96%	0.96%	1.21%	0.89%
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(1)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.21%, 1.96%, 0.96%, 1.21%, and 0.89% of average daily net assets for Classes A, C, Y, Z and Institutional Class shares respectively. This contractual expense limitation is effective through May 30, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that

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Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period					Assuming No Re-demption
	Class A	Class C	Class Y	Class Z	Insti-tutional Class	Class C
1 Year	$617	$299	$98	$123	$91	$199
3 Years	$897	$644	$329	$429	$305	$644
5 Years	$1,198	$1,116	$579	$756	$537	$116
10 Years	$2,051	$2,420	$1,296	$1,684	$1,204	$2,420

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TMAPX-S7-1905